Inventories	12 Months Ended
Jun. 30, 2024
Text block 1 [Abstract]
Inventories
10 Inventories

	2024	2023	Definitions
	US$M	US$M
Raw materials and consumables	2,305	2,106	Spares, consumables and other supplies yet to be utilised in the production process or in the rendering of services.
Work in progress	3,516	3,514	Commodities currently in the production process that require further processing by the Group to a saleable form.
Finished goods	1,218	1,003	Commodities ready-for-sale and not requiring further processing by the Group.

Total 1	7,039	6,623

Comprising:			Inventories classified as non-current are not expected to be utilised or sold within 12 months after the reporting date or within the operating cycle of the business.
Current	5,828	5,220
Non-current	1,211	1,403

1
Inventory write-downs of US$69 million were recognised during the year (2023: US$100 million; 2022: US$163 million). Inventory write-downs of US$19 million made in previous periods were reversed during the year (2023: US$37 million; 2022: US$23 million).

Recognition and measurement
Regardless of the type of inventory and its stage in the production process, inventories are valued at the lower of cost and net realisable value. Cost is determined primarily on the basis of average costs and involves estimates of expected metal recoveries and work in progress volumes, calculated using available industry, engineering and scientific data. These estimates are periodically reassessed by the Group taking into account technical analysis and historical performance.
For processed inventories, cost is derived on an absorption costing basis. Cost comprises costs of purchasing raw materials and costs of production, including attributable mining and manufacturing overheads taking into consideration normal operating capacity.
Inventory quantities are assessed primarily through surveys and assays.